UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2015
____________________

KRISPY KREME DOUGHNUTS, INC.
(Exact name of registrant as specified in its charter)
____________________

North Carolina	001-16485	56-2169715
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103
(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable
(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 2, 2015, Krispy Kreme Doughnuts, Inc. (the “Company”) entered into an amendment, dated as of February 2, 2015 (the “Amendment”), to the Tax Asset Protection Plan, dated as of January 14, 2013, (the “Plan”), by and between the Company and American Stock Transfer & Trust Company, LLC, a New York limited liability company, as rights agent. The Amendment changes the expiration of the preferred share purchase rights under the Plan from January 14, 2019 to February 2, 2015, effectively terminating the Plan as of 5:00 p.m. Winston-Salem, North Carolina time on February 2, 2015.

The foregoing summary of the Amendment does not purport to be complete and is subject and qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 4.2 and is incorporated herein by reference. A copy of the Plan as originally executed is included as Exhibit 4.1 to this the Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report is incorporated into this Item 1.02 by this reference.

Item 3.03 Material Modification to Rights of Security Holders.

As a result of the Amendment described in Item 1.01 above, the outstanding preferred share purchase rights under the Plan expired effective 5:00 p.m. Winston-Salem, North Carolina time on February 2, 2015.

Also effective February 2, 2015, pursuant to the terms of Article X of the Company’s Articles of Incorporation, as amended (the “Articles”), the Company’s Board of Directors determined that the capital stock transfer restrictions set forth in paragraph (b) of Article X of the Articles shall be deemed terminated. Accordingly, the Company’s Board of Directors plans to submit a proposal to shareholders at Krispy Kreme’s 2015 Annual Meeting of Shareholders, scheduled for June 24, 2015, to delete Article X in its entirety. The foregoing summary of Article X does not purport to be complete and is subject and qualified in its entirety by reference to Article X, which is included as Exhibit 3.1 to this the Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 5, 2015, the Company issued a press release announcing the termination of the Plan and the termination of the capital stock transfer restrictions set forth in the Articles. The Company hereby furnishes the information set forth in such press release, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference. The information in this press release shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment dated June 18, 2013 to the Restated Articles of Incorporation of Krispy Kreme Doughnuts, Inc. (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on June 19, 2013).

4.1	Tax Asset Protection Plan, dated as of January 14, 2013, between Krispy Kreme Doughnuts, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on January 15, 2013).

4.2	Amendment No. 1 to Tax Asset Protection Plan, dated as of February 2, 2015, between Krispy Kreme Doughnuts, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent.

99.1	Press release, dated February 5, 2015, issued by Krispy Kreme Doughnuts, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.

By:	/s/ Darryl R. Marsch
	Name:	Darryl R. Marsch
	Title:	Senior Vice President, General Counsel & Secretary

Date: February 5, 2015

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment dated June 18, 2013 to the Restated Articles of Incorporation of Krispy Kreme Doughnuts, Inc. (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on June 19, 2013).

4.1	Tax Asset Protection Plan, dated as of January 14, 2013, between Krispy Kreme Doughnuts, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on January 15, 2013).

4.2	Amendment No. 1 to Tax Asset Protection Plan, dated as of February 2, 2015, between Krispy Kreme Doughnuts, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent.

99.1	Press release, dated February 5, 2015, issued by Krispy Kreme Doughnuts, Inc.